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                                    FORM T-1
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|
                           ---------------------------
                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)
New York                                           13-5160382
(State of incorporation                            (I.R.S. employer
if not a U.S. national bank)                       identification no.)
One Wall Street, New York, N.Y.                    10286
(Address of principal executive offices)           (Zip code)
                           ---------------------------
                             MEDIANEWS GROUP, INC.
               (Exact name of obligor as specified in its charter)
Delaware                                           76-0425553
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)
1560 Broadway, Suite 2100
Denver, Colorado                                   80202
(Address of principal executive offices)           (Zip code)
                           ---------------------------
                    6-7/8% Senior Subordinated Notes due 2013
                       (Title of the indenture securities)
= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.  GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

    (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
               Name                                    Address
--------------------------------------------------------------------------------

    Superintendent of Banks of the          2 Rector Street, New York,
    State of New York                       N.Y.  10006, and Albany, N.Y. 12203
    Federal Reserve Bank of New York        33 Liberty Plaza, New York, N.Y.
                                            10045
    Federal Deposit Insurance Corporation   Washington, D.C.  20429
    New York Clearing House Association     New York, New York 10005

    (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

    Yes.

2.  AFFILIATIONS WITH OBLIGOR.

    IF  THE  OBLIGOR  IS AN  AFFILIATE  OF THE  TRUSTEE,  DESCRIBE  EACH  SUCH
    AFFILIATION.

    None.

16. LIST OF EXHIBITS.

    EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE
    7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 5th day of February, 2004.


                                    THE BANK OF NEW YORK


                                    By:  /s/   ROBERT A. MASSIMILLO
                                         -------------------------------------
                                        Name:  ROBERT A. MASSIMILLO
                                        Title: VICE PRESIDENT

--------------------------------------------------------------------------------
                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business September 30, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                              Dollar Amounts
ASSETS                                                         In Thousands
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and
   currency and coin...............................             $3,688,426
  Interest-bearing balances........................              4,380,259
Securities:
  Held-to-maturity securities......................                270,396
  Available-for-sale securities....................             21,509,356
Federal funds sold in domestic offices                           1,269,945
Securities purchased under agreements
  to resell........................................              5,320,737
Loans and lease financing receivables:
  Loans and leases held for sale...................                629,178
  Loans and leases, net of unearned
   income...............38,241,326
  LESS: Allowance for loan and
   lease losses............813,502
  Loans and leases, net of unearned
   income and allowance............................             37,427,824
Trading Assets.....................................              6,323,529
Premises and fixed assets (including
  capitalized leases)..............................                938,488
Other real estate owned............................                    431
Investments in unconsolidated
  subsidiaries and associated
  companies........................................                256,230
Customers' liability to this bank on
  acceptances outstanding..........................                191,307
Intangible assets..................................
   Goodwill........................................              2,562,478
   Other intangible assets.........................                798,536
Other assets.......................................              6,636,012
Total assets.......................................            -----------
                                                               $92,203,132
                                                               ===========

LIABILITIES
Deposits:
  In domestic offices.............................             $35,637,801
  Noninterest-bearing...................15,795,823
  Interest-bearing......................19,841,978
  In foreign offices, Edge and
   Agreement subsidiaries, and IBFs...............              23,759,599
  Noninterest-bearing......................599,397
  Interest-bearing......................23,160,202
Federal funds purchased in domestic
  offices...........................................               464,907

Securities sold under agreements to
  repurchase........................................               693,638
Trading liabilities.................................             2,634,445
Other borrowed money:
  (includes mortgage indebtedness and
  obligations under capitalized
  leases)...........................................            11,168,402
Bank's liability on acceptances
  executed and outstanding..........................               193,690
Subordinated notes and debentures...................             2,390,000
Other liabilities...................................             6,573,955
Total liabilities...................................
                                                               $83,516,437
Minority interest in consolidated
  subsidiaries......................................               519,418

EQUITY CAPITAL
Perpetual preferred stock and related
  surplus...........................................                     0
Common stock........................................             1,135,284
Surplus.............................................             2,057,234
Retained earnings...................................             4,892,597
Accumulated other comprehensive income..............                82,162
Other equity capital components.....................                     0
---------------------------------------------------------------------------
Total equity capital................................             8,167,277
Total liabilities minority interest                            -----------
  and equity capital................................           $92,203,132
                                                               ===========

      I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                       Thomas J. Mastro,
                                   Senior Vice President and Comptroller

      We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                     ---
Thomas A. Renyi         |
Gerald L. Hassell       |            Directors
Alan R. Griffith        |
                     ---

--------------------------------------------------------------------------------